Long-term Investments - Schedule of Equity Investments without Readily Determinable Fair Value (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Schedule of Investments [Abstract]
Initial cost basis	¥ 2,474,037	$ 348,461	¥ 2,286,171
Cumulative unrealized gains	82,746	11,655	87,226
Cumulative unrealized losses (including impairment)	(970,194)	(136,649)	(710,476)
Total carrying amount	¥ 1,586,589	$ 223,467	¥ 1,662,921